Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Minimum Contracted Revenue Expected to be Recognized	The minimum contracted revenue expected to be recognized on the non-cancellable time charters of the vessels as of June 30, 2025, is estimated as follows:

Year	Amount
2025	$4,052
2026	928
Total	$4,980